TO BE EFFECTIVE AT 11:59 P.M. ON NOVEMBER 30, 2010

MARSHALL FUNDS, INC.

AMENDMENT NO. 22

TO

ARTICLES OF INCORPORATION

The undersigned officer of Marshall Funds, Inc. (the “Corporation”) hereby certifies that in accordance with Section 180.1002 of the Wisconsin Statutes, the following Amendment was duly adopted to:

(i) create an additional series of shares of Marshall Intermediate Tax-Free Fund, to be designated as Series I; and

(ii) to redesignate and convert the existing Series A shares of each of Marshall Large-Cap Value Fund, Marshall Large-Cap Growth Fund, Marshall Mid-Cap Value Fund, Marshall Mid-Cap Growth Fund, Marshall Small-Cap Growth Fund, Marshall International Stock Fund, Marshall Emerging Markets Equity Fund, Marshall Short-Term Income Fund, Marshall Short-Intermediate Bond Fund, Marshall Government Income Fund, Marshall Corporate Income Fund and Marshall Aggregate Bond Fund into Series Y shares of the same Fund.

This Amendment shall be effective at 11:59 p.m. on November 30, 2010.

“Section (a) of Article IV is hereby amended by deleting section (a) thereof and inserting the following as a new paragraph:

‘(a) The Corporation is authorized to issue an indefinite number of shares of common stock, par value $.0001 per share. Subject to the following paragraph, the authorized shares are classified as follows:

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

Advisor Class

Marshall Prime Money Market Fund	Series A	Indefinite

Investor Class

Marshall Large-Cap Value Fund	Series Y	Indefinite
Marshall Government Income Fund	Series Y	Indefinite
Marshall Short-Intermediate Bond Fund	Series Y	Indefinite
Marshall Mid-Cap Growth Fund	Series Y	Indefinite
Marshall Prime Money Market Fund	Series Y	Indefinite
Marshall Government Money Market Fund	Series Y	Indefinite
Marshall Short-Term Income Fund	Series Y	Indefinite
Marshall Large-Cap Growth Fund	Series Y	Indefinite
Marshall Mid-Cap Value Fund	Series Y	Indefinite
Marshall Intermediate Tax-Free Fund	Series Y	Indefinite
Marshall International Stock Fund	Series Y	Indefinite
Marshall Small-Cap Growth Fund	Series Y	Indefinite
Marshall Tax-Free Money Market Fund	Series Y	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

Marshall Aggregate Bond Fund	Series Y	Indefinite
Marshall Emerging Markets Equity Fund	Series Y	Indefinite
Marshall Core Plus Bond Fund	Series Y	Indefinite
Marshall Corporate Income Fund	Series Y	Indefinite
Marshall Ultra Short Tax-Free Fund	Series Y	Indefinite
Marshall Large-Cap Focus Fund	Series Y	Indefinite

Institutional Class

Marshall Prime Money Market Fund	Series I	Indefinite
Marshall Government Money Market Fund	Series I	Indefinite
Marshall International Stock Fund	Series I	Indefinite
Marshall Tax-Free Money Market Fund	Series I	Indefinite
Marshall Aggregate Bond Fund	Series I	Indefinite
Marshall Government Income Fund	Series I	Indefinite
Marshall Short-Intermediate Bond Fund	Series I	Indefinite
Marshall Short-Term Income Fund	Series I	Indefinite
Marshall Small-Cap Growth Fund	Series I	Indefinite
Marshall Mid-Cap Growth Fund	Series I	Indefinite
Marshall Mid-Cap Value Fund	Series I	Indefinite
Marshall Large-Cap Growth Fund	Series I	Indefinite
Marshall Large-Cap Value Fund	Series I	Indefinite
Marshall Emerging Markets Equity Fund	Series I	Indefinite
Marshall Core Plus Bond Fund	Series I	Indefinite
Marshall Corporate Income Fund	Series I	Indefinite
Marshall Ultra Short Tax-Free Fund	Series I	Indefinite
Marshall Large-Cap Focus Fund	Series I	Indefinite
Marshall Intermediate Tax-Free Fund	Series I	Indefinite’”

This Amendment to the Articles of Incorporation of the Corporation was adopted by the Board of Directors on November 3, 2010 in accordance with Sections 180.1002 and 180.0602 of the Wisconsin Statutes. Shareholder approval was not required. Prior to this Amendment, none of the Series I shares of the Marshall Intermediate Tax-Free Fund have been issued.

Executed in duplicate this 30th day of November, 2010.

MARSHALL FUNDS, INC.

By:	/s/ John M. Blaser
John M. Blaser, President

This instrument was drafted by:
Julie A. D’Angelo
Marshall Funds, Inc.
111 East Kilbourn Avenue, Suite 200
Milwaukee, Wisconsin 53202

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